UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-08476

                           The Gabelli Multimedia Trust Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                         Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                                 Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Multimedia Trust Inc.

Annual Report — December 31, 2013

Portfolio Management Team

Mario J. Gabelli, CFA Christopher J. Marangi Lawrence J. Haverty, CFA

To Our Shareholders,

For the year ended December 31, 2013, the net asset value (“NAV”) total return of The Gabelli Multimedia Trust Inc. (the “Fund”) was 45.8%, compared with a total return of 26.7% for the Morgan Stanley Capital International (“MSCI”) World Free Index. The total return for the Fund’s publicly traded shares was 73.4%. The Fund’s NAV per share was $10.90, while the price of the publicly traded shares closed at $12.40 on the New York Stock Exchange (“NYSE”). See below for additional performance information.

Enclosed are the schedule of investments and financial statements as of December 31, 2013.

February 14, 2014	Sincerely yours, Bruce N. Alpert President

Comparative Results

Average Annual Returns through December 31, 2013 (a) (Unaudited)				Since Inception (11/15/94)
	1 Year	5 Year	10 Year
Gabelli Multimedia Trust Inc.
NAV Total Return (b)	45.77%	26.01%	7.24%	9.47%
Investment Total Return (c)	73.37	34.12	10.57	10.66
Standard & Poor’s 500 Index	32.39	17.94	7.41	9.69	(d)
MSCI World Free Index	26.68	15.02	6.98	7.18	(d)

  (a)    Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Standard & Poor’s 500 and MSCI World Free Indices are unmanaged indicators of stock market performance. Dividends are considered reinvested except for the MSCI World Free Index. You cannot invest directly in an index.

  (b)    Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $7.50.

  (c)    Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $7.50.

  (d)    From November 30, 1994, the date closest to the Fund’s inception for which data is available.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2013:

The Gabelli Multimedia Trust Inc.

Entertainment	16.7%
Cable	14.9%
Broadcasting	11.4%
Computer Software and Services	10.0%
Hotels and Gaming	8.3%
Satellite	7.2%
Telecommunications: National	5.4%
Wireless Communications	4.0%
Consumer Services	3.5%
U.S. Government Obligations	3.0%
Publishing	2.5%
Retail	1.8%
Telecommunications: Regional	1.8%

Business Services: Advertising	1.7%
Equipment	1.6%
Electronics	1.2%
Financial Services	1.1%
Computer Hardware	1.0%
Business Services	0.8%
Telecommunications: Long Distance	0.8%
Diversified Industrial	0.6%
Consumer Products	0.4%
Food and Beverage	0.3%
Communications Equipment	0.0%*
Real Estate	0.0%*

100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Multimedia Trust Inc.

Schedule of Investments — December 31, 2013

Shares			Cost	Market Value
		COMMON STOCKS — 97.0%
		DISTRIBUTION COMPANIES — 61.5%
		Broadcasting — 11.4%
10,000		Asahi Broadcasting Corp.	$42,567	$65,046
59,000		CBS Corp., Cl. A, Voting	935,283	3,754,760
6,400		Chubu-Nippon Broadcasting Co. Ltd.	46,376	35,188
16,000		Cogeco Inc.	317,869	737,755
2,000		Corus Entertainment Inc., Cl. B, OTC	5,257	48,360
13,000		Corus Entertainment Inc., Cl. B, Toronto	26,464	314,766
35,000		Discovery Communications Inc., Cl. A†	393,173	3,164,700
47,000		Discovery Communications Inc., Cl. C†	739,739	3,941,420
7,000		Gannett Co. Inc.	192,860	207,060
12,000		Gray Television Inc.†	22,104	178,560
81,000		Grupo Radio Centro SAB de CV, Cl. A†	39,884	110,738
4,550		Lagardere SCA	100,163	169,131
46,500		Liberty Media Corp., Cl. A†	921,378	6,809,925
14,000		LIN Media LLC, Cl. A†	217,000	401,940
4,000		M6 Metropole Television SA	35,208	91,622
68,566		Media Prima Berhad	34,965	54,844
36,000		Nippon Television Network Corp.	530,748	649,169
4,650		NRJ Group†	20,718	45,099
18,000		Pandora Media Inc.†	172,953	478,800
3,500		RTL Group SA	134,552	447,551
77,000		Salem Communications Corp., Cl. A	382,131	669,900
13,000		Sinclair Broadcast Group Inc., Cl. A	91,398	464,490
23,000		Societe Television Francaise 1	229,511	443,293
52,000		Starz, Cl. A†	319,939	1,520,480
45,000		Television Broadcasts Ltd.	166,753	300,898
90,000		Tokyo Broadcasting System Holdings Inc.	1,596,756	1,116,133
240,000		TV Azteca SA de CV, CPO	58,305	128,672
27,000		UTV Media plc	96,517	96,128

			7,870,571	26,446,428

		Business Services — 0.8%
3,686	(a)	Contax Participacoes SA†	7,571	31,247
1,000		Convergys Corp.	17,738	21,050
6,000		Impellam Group plc	8,600	34,030
21,500		McGraw Hill Financial Inc.	805,195	1,681,300
7,000		Monster Worldwide Inc.†	89,855	49,910
400		Qumu Corp.†	3,900	5,120

			932,859	1,822,657

		Cable — 14.9%
37,500		AMC Networks Inc., Cl. A†	419,054	2,554,125

Shares		Cost	Market Value
194,000	Cablevision Systems Corp., Cl. A	$1,770,481	$3,478,420
6,500	Charter Communications Inc., Cl. A†	340,577	888,940
35,500	Cogeco Cable Inc.	777,075	1,603,474
8,000	Comcast Corp., Cl. A	143,498	415,720
65,000	Comcast Corp., Cl. A, Special	1,337,913	3,242,200
30,000	Liberty Global plc, Cl. A†	777,747	2,669,700
55,000	Liberty Global plc, Cl. C†	2,040,791	4,637,600
19,310	Rogers Communications Inc., Toronto, Cl. B	148,207	873,835
123,690	Rogers Communications Inc., New York, Cl. B	1,119,461	5,596,973
24,000	Scripps Networks Interactive Inc., Cl. A	1,173,872	2,073,840
78,000	Shaw Communications Inc., Toronto, Cl. B	105,571	1,898,141
11,000	Shaw Communications Inc., New York, Cl. B	51,725	267,740
80,000	Sky Deutschland AG†	700,359	880,451
24,500	Time Warner Cable Inc.	1,569,939	3,319,750

		12,476,270	34,400,909

	Communications Equipment — 0.0%
4,000	Telenav Inc.†	29,720	26,360

	Consumer Services — 3.5%
4,000	Bowlin Travel Centers Inc.†	3,022	5,560
5,000	Expedia Inc.	286,476	348,300
13,000	H&R Block Inc.	190,938	377,520
18,000	IAC/InterActiveCorp.	424,623	1,236,420
112,000	Liberty Interactive Corp., Cl. A†	860,479	3,287,200
11,872	Liberty Ventures, Cl. A†	367,613	1,455,388
22,000	The ADT Corp.	879,070	890,340
15,000	TiVo Inc.†	146,271	196,800
8,000	Tree.com Inc.†	69,847	262,720

		3,228,339	8,060,248

	Diversified Industrial — 0.6%
16,000	Bouygues SA	449,280	603,549
3,000	Fortune Brands Home & Security Inc.	39,124	137,100
20,000	Jardine Strategic Holdings Ltd.	505,739	640,000
3,000	Malaysian Resources Corp. Berhad	3,735	1,181

		997,878	1,381,830

	Entertainment — 6.3%
25,000	British Sky Broadcasting Group plc	275,893	349,407
5,800	British Sky Broadcasting Group plc, ADR	181,535	326,134
255,000	Grupo Televisa SAB, ADR	5,087,270	7,716,300
25,000	Naspers Ltd., Cl. N	1,096,688	2,612,035
5,000	Regal Entertainment Group, Cl. A	61,326	97,250

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — December 31, 2013

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	DISTRIBUTION COMPANIES (Continued)
	Entertainment (Continued)
20,000	Societe d’Edition de Canal +	$87,983	$170,587
14,000	Take-Two Interactive Software Inc.†	125,467	243,180
52,000	The Madison Square Garden Co., Cl. A†	390,514	2,994,160

		7,306,676	14,509,053

	Equipment — 1.6%
12,500	American Tower Corp.	307,933	997,750
1,800	Amphenol Corp., Cl. A	7,014	160,524
107,000	Corning Inc.	1,097,876	1,906,740
2,000	Furukawa Electric Co. Ltd.	7,419	5,014
8,000	QUALCOMM Inc.	19,973	594,000

		1,440,215	3,664,028

	Financial Services — 1.1%
15,000	BCB Holdings Ltd.†	33,725	3,602
36,500	Kinnevik Investment AB, Cl. A	688,270	1,698,493
16,000	Kinnevik Investment AB, Cl. B	315,078	741,062
15,000	Waterloo Investment Holdings Ltd.†	2,153	994

		1,039,226	2,444,151

	Food and Beverage — 0.3%
5,000	Beam Inc.	239,165	340,300
2,000	Compass Group plc	14,255	32,059
2,994	Pernod Ricard SA	190,567	341,083

		443,987	713,442

	Real Estate — 0.0%
5,300	Reading International Inc., Cl. B†	38,458	49,237

	Retail — 1.8%
200	Amazon.com Inc.†	35,729	79,758
50,000	Best Buy Co. Inc.	1,118,044	1,994,000
17,000	HSN Inc.	402,176	1,059,100
17,000	Outerwall Inc.†	737,932	1,143,590

		2,293,881	4,276,448

	Satellite — 7.2%
1,000	Asia Satellite Telecommunications Holdings Ltd.	1,555	3,753
27,000	DigitalGlobe Inc.†	419,311	1,111,050
125,000	DIRECTV†	3,560,647	8,636,250
53,000	DISH Network Corp., Cl. A†	1,290,550	3,069,760
31,000	EchoStar Corp., Cl. A†	729,648	1,541,320
24,000	Intelsat SA†	464,402	540,960
40,000	Iridium Communications Inc.†	271,619	250,400
16,400	Loral Space & Communications Inc.†	608,904	1,328,072
6,000	PT Indosat Tbk, ADR	58,079	96,000

Shares		Cost	Market Value
3,000	SKY Perfect JSAT Holdings Inc.	$15,472	$16,209

		7,420,187	16,593,774

	Telecommunications: Long Distance — 0.8%
2,000	AT&T Inc.	57,936	70,320
50,000	Oi SA, ADR	374,941	79,500
10,000	Oi SA, Cl. C, ADR	36,949	16,400
24,000	Philippine Long Distance Telephone Co., ADR	329,883	1,441,920
13,000	Sprint Corp.†	73,710	139,750

		873,419	1,747,890

	Telecommunications: National — 5.4%
5,000	China Telecom Corp. Ltd., ADR	126,250	252,850
5,000	China Unicom Hong Kong Ltd., ADR	38,450	75,300
61,000	Deutsche Telekom AG, ADR	789,100	1,052,860
16,000	Elisa Oyj	155,779	423,937
3,605	Hellenic Telecommunications Organization SA†	41,551	47,958
17,000	Level 3 Communications Inc.†	360,770	563,890
1,000	Magyar Telekom Telecommuni-cations plc, ADR	9,280	7,230
5,000	Nippon Telegraph & Telephone Corp.	230,089	268,730
3,000	Orange SA, ADR	48,120	37,050
3,000	PT Telekomunikasi Indonesia Persero Tbk, ADR	12,340	107,550
6,000	Rostelecom OJSC, ADR	41,408	121,920
28,000	Swisscom AG, ADR	704,879	1,480,920
6,000	Telecom Argentina SA, ADR	5,820	103,440
385,000	Telecom Italia SpA	1,016,574	381,875
17,500	Telefonica Brasil SA, ADR	283,641	336,350
118,026	Telefonica SA, ADR	1,183,507	1,928,545
20,000	Telekom Austria AG	221,183	151,438
15,172	TeliaSonera AB	42,639	126,318
2,400	Telstra Corp. Ltd., ADR	30,324	56,256
27,000	tw telecom inc.†	495,414	822,690
51,000	Verizon Communications Inc.	1,806,165	2,506,140
89,000	VimpelCom Ltd., ADR	118,168	1,151,660
8,000	Ziggo BV	271,842	365,387

		8,033,293	12,370,294

	Telecommunications: Regional — 1.8%
6,000	Bell Aliant Inc.(b)	82,128	151,374
44,000	Cincinnati Bell Inc.†	151,704	156,640
30,000	NII Holdings Inc.†	216,255	82,500
37,000	PTGi Holding Inc.	377,023	105,450
78,000	Telephone & Data Systems Inc.	3,256,718	2,010,840
10,000	TELUS Corp., New York	125,879	344,400
41,000	TELUS Corp., Toronto	378,145	1,411,118

		4,587,852	4,262,322

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — December 31, 2013

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	DISTRIBUTION COMPANIES (Continued)
	Wireless Communications — 4.0%
55,000	America Movil SAB de CV, Cl. L, ADR	$367,164	$1,285,350
19,000	Global Telecom Holding, GDR†(c)	75,678	63,650
240,000	Jasmine International Public Co. Ltd.	5,040	48,935
25,000	Leap Wireless International Inc.†	400,397	435,000
19,500	Millicom International Cellular SA, SDR	1,637,264	1,941,860
90,000	NTT DoCoMo Inc.	1,400,085	1,474,219
19,000	Orascom Telecom Media and Technology Holding SAE, GDR(b)	29,430	9,120
20,000	ORBCOMM Inc.†	92,412	126,800
34,000	SK Telecom Co. Ltd., ADR	761,600	837,080
9,203	Tim Participacoes SA, ADR	161,405	241,487
12,000	T-Mobile US Inc.	247,538	403,680
8,000	Turkcell Iletisim Hizmetleri A/S, ADR†	118,357	106,800
28,000	United States Cellular Corp.	1,030,809	1,170,960
30,000	Vodafone Group plc, ADR	763,100	1,179,300
		7,090,279	9,324,241

	TOTAL DISTRIBUTION COMPANIES	66,103,110	142,093,312

	COPYRIGHT/CREATIVITY COMPANIES — 35.5%
	Business Services: Advertising — 1.7%
148,000	Clear Channel Outdoor Holdings Inc., Cl. A	1,270,958	1,500,720
15,000	Harte-Hanks Inc.	110,333	117,300
6,000	Havas SA	28,900	49,393
10,000	JC Decaux SA	231,338	412,299
4,000	Lamar Advertising Co., Cl. A†	94,237	209,000
1,800	Publicis Groupe SA	12,574	164,697
4,000	Sapient Corp.†	59,798	69,440
70,000	The Interpublic Group of Companies Inc.	595,415	1,239,000
30,000	Tiger Media Inc.†	177,700	45,600

		2,581,253	3,807,449

	Computer Hardware — 1.0%
4,300	Apple Inc.	1,615,417	2,412,773

	Computer Software and Services — 10.0%
70,000	Activision Blizzard Inc.	684,201	1,248,100
31,000	Blucora Inc.†	456,079	903,960
2,000	Blue Nile Inc.†	67,006	94,180
70,000	EarthLink Inc.	434,693	354,900
65,000	eBay Inc.†	1,692,158	3,567,850
80,000	Electronic Arts Inc.†	1,359,179	1,835,200
53,000	Facebook Inc., Cl. A†	1,243,506	2,896,980

Shares		Cost	Market Value
2,900	Google Inc., Cl. A†	$1,171,675	$3,250,059
16,000	Guidance Software Inc.†	134,845	161,600
56,000	Internap Network Services Corp.†	321,229	421,120
10,000	InterXion Holding NV†	135,436	236,100
12,000	Microsoft Corp.	339,027	449,160
7,000	QTS Realty Trust Inc., Cl. A	147,356	173,460
44,000	RealD Inc.†	407,044	375,760
4,000	United Online Inc.†	54,108	55,038
177,000	Yahoo! Inc.†	4,046,455	7,157,880

		12,693,997	23,181,347

	Consumer Products — 0.4%
2,200	Nintendo Co. Ltd.	269,057	292,679
35,000	Nintendo Co. Ltd., ADR†	622,100	583,800

		891,157	876,479

	Electronics — 1.2%
3,000	IMAX Corp.†	20,278	88,440
17,000	Intel Corp.	408,011	441,320
3,221	Koninklijke Philips NV	30,749	119,080
116,000	Sony Corp., ADR	2,261,199	2,005,640

		2,720,237	2,654,480

	Entertainment — 10.4%
14,000	Ascent Capital Group Inc., Cl. A†	449,530	1,197,840
22,000	Crown Media Holdings Inc., Cl. A†	81,273	77,660
8,000	DreamWorks Animation SKG Inc., Cl. A†	173,525	284,000
72,000	GMM Grammy Public Co. Ltd.†	49,487	41,412
25,000	Live Nation Entertainment Inc.†	239,539	494,000
3,000	Rovi Corp.†	59,248	59,070
17,000	STV Group plc†	13,537	84,032
15,000	The Walt Disney Co.	701,724	1,146,000
41,000	Time Warner Inc.	1,282,723	2,858,520
116,000	Twenty-First Century Fox Inc., Cl. A	1,088,037	4,080,880
69,000	Twenty-First Century Fox Inc., Cl. B	1,269,893	2,387,400
85,000	Universal Entertainment Corp.	2,128,174	1,565,853
56,500	Viacom Inc., Cl. A	1,493,414	4,959,005
157,000	Vivendi SA	3,470,138	4,137,206
46,000	World Wrestling Entertainment Inc., Cl. A	458,079	762,680

		12,958,321	24,135,558

	Hotels and Gaming — 8.3%
148,000	Boyd Gaming Corp.†	929,076	1,666,480
500	Churchill Downs Inc.	43,844	44,825
8,500	Gaming and Leisure Properties Inc.†	180,680	431,885
4,200	Greek Organization of Football Prognostics SA	45,444	55,873
2,000	Hyatt Hotels Corp., Cl. A†	62,969	98,920

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — December 31, 2013

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	COPYRIGHT/CREATIVITY COMPANIES (Continued)
	Hotels and Gaming (Continued)
79,000	International Game Technology	$1,429,064	$1,434,640
15,000	Interval Leisure Group Inc.	290,087	463,500
570,000	Ladbrokes plc	3,276,234	1,688,630
40,000	Las Vegas Sands Corp.	885,268	3,154,800
110,000	Mandarin Oriental International Ltd.	181,849	183,700
45,000	Melco Crown Entertainment Ltd., ADR†	305,176	1,764,900
25,000	MGM China Holdings Ltd.	49,802	106,715
3,000	Multimedia Games Holding Co. Inc.†	89,880	94,080
7,000	Penn National Gaming Inc.†	44,446	100,310
84,000	Ryman Hospitality Properties Inc.	1,947,518	3,509,520
5,100	Starwood Hotels & Resorts Worldwide Inc.	103,481	405,195
21,000	Wynn Resorts Ltd.	777,175	4,078,410

		10,641,993	19,282,383

	Publishing — 2.5%
15,000	AH Belo Corp., Cl. A	67,792	112,050
20,000	Arnoldo Mondadori Editore SpA†	63,827	38,630
500	Graham Holdings Co., Cl. B	311,427	331,660
30,000	Il Sole 24 Ore SpA†	35,186	24,887
800	John Wiley & Sons Inc., Cl. B	5,693	44,144
10,000	Media General Inc.†	40,417	226,000
11,500	Meredith Corp.	368,865	595,700
5,263	Nation International Edutainment Public Co. Ltd.	265	637
1,000,000	Nation Multimedia Group Public Co. Ltd.†	53,346	24,346
30,000	News Corp., Cl. A†	144,805	540,600
55,000	News Corp., Cl. B†	771,929	980,650
13,000	Nielsen Holdings NV†	351,486	596,570
974,000	Post Publishing Public Co. Ltd.	47,100	177,845
1,000	Scholastic Corp.	16,500	34,010
247,000	Singapore Press Holdings Ltd.	725,198	806,403
600	Spir Communication†	13,551	10,945
10,000	Telegraaf Media Groep NV	166,231	125,327
6,000	The E.W. Scripps Co., Cl. A†	35,180	130,320
9,000	Tribune Co.†	560,244	696,600
9,091	UBM plc	56,548	98,756
3,000	Wolters Kluwer NV	67,969	85,617

		3,903,559	5,681,697

	TOTAL COPYRIGHT/CREATIVITY COMPANIES	48,005,934	82,032,166

	TOTAL COMMON STOCKS	114,109,044	224,125,478

Shares		Cost	Market Value
	RIGHTS — 0.0%
	DISTRIBUTION COMPANIES — 0.0%
	Wireless Communications — 0.0%
4,000	Nextwave Wireless Inc., CVR†	$0	$1,760

	WARRANTS — 0.0%
	Broadcasting — 0.0%
10,244	Media Prima Berhad, expire 12/31/14†	2,145	2,674

	Real Estate — 0.0%
1,000	Malaysian Resources Corp. Bhd, expire 09/19/18†	0	69

	TOTAL WARRANTS	2,145	2,743

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 3.0%
$6,945,000	U.S. Treasury Bills, 0.035% to 0.095%††, 02/06/14 to 06/26/14	6,943,837	6,943,857

TOTAL INVESTMENTS — 100.0%		$121,055,026	231,073,838

Other Assets and Liabilities (Net)			1,325,641

PREFERRED STOCK
(791,614 preferred shares outstanding)			(34,775,350)

NET ASSETS — COMMON STOCK
(18,127,328 common shares outstanding)			$197,624,129

NET ASSET VALUE PER COMMON SHARE
($197,624,129 ÷ 18,127,328 shares outstanding)			$10.90

(a)	Denoted in units.

(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the market value of Rule 144A securities amounted to $160,494 or 0.07% of total investments.

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — December 31, 2013

(c)

Security purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At December 31, 2013, the market value of the Regulation S security amounted to $63,650 or 0.03% of total investments, which was valued as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	12/31/13 Carrying Value Per Share
19,000	Global Telecom Holding, GDR	11/16/09	$75,678	$3.3500

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt
CPO	Ordinary Participation Certificate
CVR	Contingent Value Right
GDR	Global Depositary Receipt
OJSC	Open Joint Stock Company
SDR	Swedish Depositary Receipt

Geographic Diversification	% of Total Investments	Market Value
North America	77.2%	$178,339,237
Europe	10.8	24,847,169
Latin America	4.4	10,159,800
Japan	3.5	8,077,680
Asia/Pacific	3.0	6,964,153
South Africa	1.1	2,612,035
Africa/Middle East	0.0	73,764

Total Investments	100.0%	$231,073,838

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investments, at value (cost $121,055,026)	$231,073,838
Cash	3,453
Receivable for investments sold	4,000,532
Dividends receivable	225,269
Deferred offering expense	272,048
Prepaid expenses	3,828

Total Assets	235,578,968

Liabilities:
Deferred tax liabilities (a)	26,361
Distributions payable	20,038
Payable for investments purchased	2,341,354
Payable for investment advisory fees	511,168
Payable for payroll expenses	23,285
Payable for accounting fees	3,750
Payable for auction agent fees	131,040
Other accrued expenses	122,493

Total Liabilities	3,179,489

Preferred Stock:
Series B Cumulative Preferred Stock (6.000%, $25 liquidation value, $0.001 par value, 1,000,000 shares authorized with 791,014 shares issued and outstanding)	19,775,350
Series C Cumulative Preferred Stock (Auction Rate, $25,000 liquidation value, $0.001 par value, 1,000 shares authorized with 600 shares issued and outstanding)	15,000,000

Total Preferred Stock	34,775,350

Net Assets Attributable to Common Shareholders	$197,624,129

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$92,462,039
Distributions in excess of net investment income	(69,778)
Distributions in excess of net realized gain on investments, swap contracts, and foreign currency transactions	(4,760,690)
Net unrealized appreciation on investments	109,992,451
Net unrealized appreciation on foreign currency translations	107

Net Assets	$197,624,129

Net Asset Value per Common Share:
($197,624,129 ÷ 18,127,328 shares outstanding at $0.001 par value; 196,750,000 shares authorized)	$10.90

(a)	Includes net change of $2,462 in deferred Thailand capital gains tax on unrealized appreciation during the year ended December 31, 2013.

Statement of Operations

For the Year Ended December 31, 2013

Investment Income:
Dividends (net of foreign withholding taxes of $260,656)	$3,732,583
Interest	4,550

Total Investment Income	3,737,133

Expenses:
Investment advisory fees	2,091,263
Audit and legal fees	85,899
Directors’ fees	79,750
Custodian fees	79,364
Shareholder services fees	78,389
Shareholder communications expenses	78,222
Payroll expenses	69,210
Accounting fees	45,000
Miscellaneous expenses	85,065

Total Expenses	2,692,162

Less:
Custodian fee credits	(155)

Net Expenses	2,692,007

Net Investment Income	1,045,126

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency:
Net realized gain on investments	24,744,866
Net realized loss on swap contracts	(138,256)
Net realized loss on foreign currency transactions	(8,549)

Net realized gain on investments, swap contracts, and foreign currency transactions	24,598,061

Net change in unrealized appreciation/depreciation:
on investments (a)	40,555,774
on swap contracts	135,152
on foreign currency translations	229

Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	40,691,155

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency	65,289,216

Net Increase in Net Assets Resulting from Operations	66,334,342

Total Distributions to Preferred Shareholders	(1,205,016)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$65,129,326

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Statement of Changes in Net Assets Attributable to Common Shareholders

	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations:
Net investment income	$1,045,126	$2,372,255
Net realized gain on investments, swap contracts, and foreign currency transactions	24,598,061	1,614,523
Net change in unrealized appreciation on investments, swap contracts, and foreign currency translations	40,691,155	24,949,574

Net Increase in Net Assets Resulting from Operations	66,334,342	28,936,352

Distributions to Preferred Shareholders:
Net investment income	(68,006)	(598,018)
Net realized gain	(1,137,010)	(614,048)

Total Distributions to Preferred Shareholders	(1,205,016)	(1,212,066)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	65,129,326	27,724,286

Distributions to Common Shareholders:
Net investment income	(937,398)	(1,350,934)
Net realized gain	(15,672,662)	(1,387,146)
Return of capital	—	(11,692,316)

Total Distributions to Common Shareholders	(16,610,060)	(14,430,396)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	980,823	—
Net decrease from repurchase of common shares	—	(354,024)
Offering costs for common shares charged to paid-in capital	—	(17,897)

Net Increase/(Decrease) in Net Assets from Fund Share Transactions	980,823	(371,921)

Net Increase in Net Assets Attributable to Common Shareholders	49,500,089	12,921,969

Net Assets Attributable to Common Shareholders:
Beginning of year	148,124,040	135,202,071

End of year (including undistributed net investment income of $0 and $39, 030, respectively)	$197,624,129	$148,124,040

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Financial Highlights

Selected data for a share outstanding throughout each year:

	For the Year Ended December 31,
	2013	2012		2011	2010	2009
Operating Performance:
Net asset value, beginning of year	$8.22	$7.48		$9.17	$7.70	$5.40

Net investment income/(loss)	0.06	0.13		0.04	(0.07)	0.05
Net realized and unrealized gain/(loss) on investments, swap contracts, and foreign currency transactions	3.61	1.48		0.00 (a)	2.22	2.33

Total from investment operations	3.67	1.61		0.04	2.15	2.38

Distributions to Preferred Shareholders: (b)
Net investment income	(0.01)	(0.03)		—	(0.09)	(0.02)
Net realized gain	(0.06)	(0.04)		(0.07)	—	—
Return of capital	—	—		—	—	(0.07)

Total distributions to preferred shareholders	(0.07)	(0.07)		(0.07)	(0.09)	(0.09)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	3.60	1.54		(0.03)	2.06	2.29

Distributions to Common Shareholders:
Net investment income	(0.05)	(0.07)		—	(0.07)	—
Net realized gain	(0.87)	(0.08)		(0.24)	—	—
Return of capital	—	(0.65)		(0.63)	(0.53)	—

Total distributions to common shareholders	(0.92)	(0.80)		(0.87)	(0.60)	—

Fund Share Transactions:
Increase/(Decrease) in net asset value from common share transactions	—	—		(0.76)	—	—
Increase in net asset value from repurchase of common shares	—	0.00	(a)	0.00 (a)	0.01	0.01
Increase in net asset value from common shares issued upon reinvestment of distributions	0.00 (a)	—		—	—	—
Increase in net asset value from repurchase of preferred shares	—	—		—	0.00 (a)	0.00 (a)
Offering expenses charged to paid-in capital	—	(0.00	)(a)	(0.03)	—	—

Total Fund share transactions	0.00 (a)	0.00	(a)	(0.79)	0.01	0.01

Net Asset Value Attributable to Common Shareholders, End of Year	$10.90	$8.22		$7.48	$9.17	$7.70

NAV total return †	45.77%	22.29%		(0.13)%	28.76%	42.59%

Market value, end of year	$12.40	$7.85		$6.24	$8.21	$6.63

Investment total return ††	73.37%	40.00%		(10.35)%	33.88%	48.99%

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Financial Highlights (Continued)

Selected data for a share outstanding throughout each year:

	For the Year Ended December 31,
	2013	2012		2011	2010	2009
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of year (in 000’s)	$232,399	$182,899		$169,977	$159,232	$141,164
Net assets attributable to common shares, end of year (in 000’s)	$197,624	$148,124		$135,202	$124,457	$106,386
Ratio of net investment income/(loss) to average net assets attributable to common shares before preferred share distributions	0.60%	1.68%		(0.11)%	(0.89)%	0.88%
Ratio of operating expenses to average net assets attributable to common shares before fees waived/fee reduction	1.55%	1.84	%(c)	2.59%	3.19%	2.46%
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any	1.55%	1.84	%(c)	2.34%	3.19%	2.43%
Ratio of operating expenses to average net assets including liquidation value of preferred shares before fees waived/fee reduction	1.29%	1.48	%(d)	2.08%	2.44%	1.70%
Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction, if any	1.29%	1.48	%(d)	1.88%	2.44%	1.68%
Portfolio turnover rate	12.7%	7.9%		14.4%	9.4%	9.6%
Preferred Stock:
6.00% Series B Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$19,775	$19,775		$19,775	$19,775	$19,778
Total shares outstanding (in 000’s)	791	791		791	791	791
Liquidation preference per share	$25.00	$25.00		$25.00	$25.00	$25.00
Average market value (e)	$25.45	$25.73		$25.38	$25.07	$23.53
Asset coverage per share	$167.07	$131.49		$122.20	$114.47	$101.48
Series C Auction Rate Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$15,000	$15,000		$15,000	$15,000	$15,000
Total shares outstanding (in 000’s)	1	1		1	1	1
Liquidation preference per share	$25,000	$25,000		$25,000	$25,000	$25,000
Average market value (f)	$25,000	$25,000		$25,000	$25,000	$25,000
Asset coverage per share	$167,072	$131,486		$122,197	$114,472	$101,475
Asset Coverage (g)	668%	526%		489%	458%	406%

†

For 2013 based on net asset value per share, adjusted for reinvestment of distributions of net asset value on the ex-dividend date. The years ended 2012, 2011, 2010, and 2009, were based on net asset value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan including the effect of shares issued pursuant to the 2011 rights offering, assuming full subscription by shareholders.

††

Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan including the effect of shares issued pursuant to the 2011 rights offering, assuming full subscription by shareholders.

(a)	Amount represents less than $0.005 per share.
(b)	Calculated based upon average common shares outstanding on the record dates throughout the periods.
(c)

These ratios do not include a reduction for insurance recovery of $300,000 and the prior period adjustment to legal expenses of $227,762. Had these amounts been included, the ratios for the year ended December 31, 2012 would have been 1.47%.

(d)

These ratios do not include a reduction for insurance recovery of $300,000 and the prior period adjustment to legal expenses of $227,762. Had these amounts been included, the ratios for the year ended December 31, 2012 would have been 1.18%.

(e)	Based on weekly prices.
(f)	Liquidation value. Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auction.
(g)	Asset coverage is calculated by combining all series of preferred shares.

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements

1. Organization. The Gabelli Multimedia Trust Inc. (the “Fund”) is a non-diversified closed-end management investment company organized as a Maryland corporation on March 31, 1994 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced investment operations on November 15, 1994.

The Fund’s investment objective is long term growth of capital. The Fund will invest at least 80% of its assets, under normal market conditions, in common stock and other securities, including convertible securities, preferred stock, options, and warrants of companies in the telecommunications, media, publishing, and entertainment industries (the “80% Policy”). The 80% Policy may be changed without shareholder approval. The Fund will provide shareholders with notice at least sixty days prior to the implementation of any change in the 80% Policy.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities;
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3 – significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2013 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/13
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Distribution Companies
Broadcasting	$26,335,690	$ 110,738	—	$ 26,446,428
Financial Services	2,443,157	—	$ 994	2,444,151
Real Estate	—	49,237	—	49,237
Other Industries (a)	108,891,174	—	—	108,891,174
Copyright/Creativity Companies
Publishing	5,479,506	202,191	—	5,681,697
Other Industries (a)	80,612,791	—	—	80,612,791
Total Common Stocks	223,762,318	362,166	994	224,125,478
Rights(a)	—	—	1,760	1,760
Warrants
Broadcasting	—	2,674	—	2,674
Real Estate	69	—	—	69
Total Warrants	69	2,674	—	2,743
U.S. Government Obligations	—	6,943,857	—	6,943,857
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$223,762,387	$7,308,697	$2,754	$231,073,838

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have significant transfers among Level 1, Level 2, and Level 3. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

    General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

    Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of hedging or protecting its exposure to interest rate movements and movements in the securities markets, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Accounting Standards Update (“ASU”) No. 2011-11 (as clarified by ASU No. 2013-01) “Disclosures about Offsetting Assets and Liabilities” requires a fund to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of assets and liabilities and instruments and transactions subject to an agreement similar to a master netting arrangement. The scope of ASU 2011-11 includes derivatives and sale and repurchase agreements. The purpose of ASU 2011-11 is to facilitate comparison of financial statements prepared on the basis of U.S. GAAP and on the basis of International Financial Reporting Standards. Management is continually evaluating the implications of ASU 2011-11 and its impact on the financial statements

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

and, at this time, has concluded that ASU 2011-11 is not applicable to the Fund because the Fund does not have investments covered under this guidance.

The Fund’s derivative contracts held at December 31, 2013, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

    Swap Agreements. The Fund may enter into interest rate swap or cap transactions for the purposes of hedging or protecting its exposure to interest rate movements and movements in the securities markets. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay periodically to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on the Series C Auction Rate Cumulative Preferred Stock (“Series C Preferred”). Interest rate swaps transactions introduce additional risk because the Fund would remain obligated to pay preferred stock dividends when due in accordance with the Articles Supplementary even if the counterparty defaulted. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements.

The Fund’s interest rate swap agreement with Citibank N.A. terminated on April 4, 2013. The Fund held no other swap agreements during the year ended December 31, 2013.

For the year ended December 31, 2013, the effect of interest rate swap agreements can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency, Net realized loss on swap contracts and Net change in unrealized appreciation on swap contracts.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund as of January 1, 2013. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

(ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held as of December 31, 2013, refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences are primarily due to the tax treatment of currency gains and losses, distribution reclassifications, and swap contract reclassifications. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2013, reclassifications were made to increase distributions in excess of net investment income by $148,530 and decrease distributions in excess of net realized gain on investments, swap contracts, and foreign currency transactions by $2,167,839, with an offsetting adjustment to paid-in-capital.

Distributions to shareholders of the Fund’s 6.00% Series B Cumulative Preferred Stock (“Series B Preferred”) and Series C Preferred (“Preferred Stock”) are accrued on a daily basis and are determined as described in Note 5.

Under the Fund’s current distribution policy related to common shares, the Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the calendar year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to payout all of its net realized long term capital gains as a Capital Gain Dividend. Distributions sourced from paid-in capital should not be considered the current yield or the total return from an investment in the Fund.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

The tax character of distributions paid during the years ended December 31, 2013 and 2012 was as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income
(inclusive of short term capital gains)	$2,707,678	$196,435	$2,738,080	$1,212,066
Long Term Capital Gains	13,902,382	1,008,581	—	—
Return of Capital	—	—	11,692,316	—

Total distributions paid	$16,610,060	$1,205,016	$14,430,396	$1,212,066

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2013, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments	$105,162,090

During the year ended December 31, 2013, the Fund utilized capital loss carryforwards of $8,773,147. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short term or long term capital losses rather than being considered all short term as under previous law.

At December 31, 2013, the differences between book basis and tax basis unrealized appreciation were primarily due to deferral of losses from wash sales for tax purposes, mark-to-market adjustments on investments in passive foreign investment companies, and basis adjustments on qualified five year tax gain.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2013:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$125,885,492	$116,215,674	$(11,027,328)	$105,188,346

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2013, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2013, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2010 through December 31, 2013

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Preferred Stock if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of each particular series of the Preferred Stock for the year.

The Fund’s total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of Preferred Stock for the period. For the year ended December 31, 2013, the Fund’s total return on the NAV of the common shares exceeded the stated dividend rate or net swap expense on the outstanding Preferred Stock. Thus, advisory fees were accrued on the assets attributable to all Preferred Stock.

During the year ended December 31, 2013, the Fund paid brokerage commissions on security trades of $15,518 to G.research, Inc., an affiliate of the Adviser.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2013, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although officers may receive incentive based variable compensation from affiliates of the Adviser). For the year ended December 31, 2013 the Fund paid or accrued $69,210 in payroll expenses in the Statement of Operations.

The Fund pays each Director who is not considered an affiliated person an annual retainer of $6,000 plus $500 for each Board meeting attended and each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman and the Lead Director each receive an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2013, other than short term securities and U.S. Government obligations, aggregated $25,635,432 and $53,830,106, respectively.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

5. Capital. The charter permits the Fund to issue 196,750,000 shares of common stock (par value $0.001). The Board has authorized the repurchase of up to 1,950,000 shares on the open market when the shares are trading at a discount of 5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the year ended December 31, 2013, the Fund did not repurchase any common stock in the open market. During the year ended December 31, 2013, the Fund reinvested 96,961 shares of common stock in the open market at a gain of $980,823.

Transactions in common stock were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Net increase in net assets from common shares issued upon reinvestment of distributions	96,961	$980,823	—	—
Net decrease in net assets from repurchase of common shares	—	—	(50,025)	$(354,024)

Net increase/(decrease)	96,961	$980,823	(50,025)	$(354,024)

The Fund’s Articles of Incorporation authorize the issuance of up to 2,000,000 shares of $0.001 par value Preferred Stock. The Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Articles Supplementary to meet certain asset coverage tests with respect to the Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series B and Series C Preferred at redemption prices of $25.00 and $25,000, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

A shelf registration authorizing the offering of an additional $400 million of common or preferred shares was declared effective by the SEC on November 14, 2012.

For Series C Preferred Stock, the dividend rates, as set by the auction process that is generally held every seven days, are expected to vary with short term interest rates. Since February 2008, the number of shares of Series C Preferred Stock subject to bid orders by potential holders has been less than the number of shares of Series C Preferred Stock subject to sell orders. Holders that have submitted sell orders have not been able to sell any or all of the Series C Preferred Stock for which they have submitted sell orders. Therefore the weekly auctions have failed, and the dividend rate has been the maximum rate, which is 175% of the “AA” Financial Composite Commercial Paper Rate. Existing Series C shareholders may submit an order to hold, bid, or sell such shares on each auction date, or trade their shares in the secondary market.

The Fund may redeem at anytime, in whole or in part, the Series B and Series C Preferred Stock at their respective redemption prices. In addition, the Board has authorized the repurchase of Series B Preferred Stock

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

in the open market at prices less than the $25 liquidation value per share. During the years ended December 31, 2013 and 2012, the Fund did not repurchase or redeem any shares of Series B and Series C Preferred Stock.

The following table summarizes Cumulative Preferred Stock information:

Series	Issue Date	Issued/ Authorized	Number of Shares Outstanding at 12/31/2013	Net Proceeds	2013 Dividend Rate Range	Dividend Rate at 12/31/2013	Accrued Dividends at 12/31/2013
B 6.000%	March 31, 2003	1,000,000	791,014	$24,009,966	Fixed Rate	6.000%	$19,775
C Auction Rate	March 31, 2003	1,000	600	$24,547,465	0.053% to 0.228%	0.105%	$263

The holders of Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Stock voting together as a single class also have the right currently to elect two Directors and under certain circumstances are entitled to elect a majority of the Board. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Industry Concentration. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the telecommunications, media, publishing, and entertainment industries, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

9. Subsequent Events. On January 28, 2014 the secondary credit rating agency for the Series C Preferred changed from Standard & Poor’s Rating Services to Fitch Ratings (“Fitch”). The Series C Preferred is rated AA by Fitch and A1 by Moody’s Investor Services.

Management has evaluated the impact on all other subsequent events of the Fund and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Multimedia Trust Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

The Gabelli Multimedia Trust Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Multimedia Trust Inc. (hereafter referred to as the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 27, 2014

The Gabelli Multimedia Trust Inc.

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Multimedia Trust Inc. at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[5]

INTERESTED DIRECTORS[3] :

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 71	Since 1994***	27	Chairman, Chief Executive Officer, Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc., and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group, Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

Christopher J. Marangi Associate Portfolio Manager Age: 39	Since 2013***	1	Associate Portfolio Manager or Portfolio Manager of open- end and closed-end funds in the Gabelli/GAMCO Funds Complex since 2006; Senior Vice President of GAMCO Investors, Inc. since 2006	—

INDEPENDENT DIRECTORS[6] :

Anthony J. Colavita[4] Director Age: 78	Since 2001***	36	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn[4] Director Age: 75	Since 1994**	20	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (insurance holding company) (1992-1998)	Director of First Republic Bank (banking) through January 2008

Frank J. Fahrenkopf Jr. Director Age: 74	Since 1999*	7	Former President and Chief Executive Officer of the American Gaming Association (1995-2013); Co-Chairman of the Commission on Presidential Debates; Former Chairman of the Republican National Committee (1983-1989)	Director of First Republic Bank (banking)

Kuni Nakamura Director Age: 45	Since 2012**	13	President of Advance Polymer, Inc. (chemical wholesales company)	—

Anthony R. Pustorino Director Age: 88	Since 1994**	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of The LGL Group, Inc. (diversified manufacturing) (2002-2010)

Werner J. Roeder, MD Director Age: 73	Since 1999*	23	Medical Director of Lawrence Hospital and practicing private physician	—

Salvatore J. Zizza Director Age: 68	Since 1994*	30	Chairman (since 1978) of Zizza & Associates Corp. (financial consulting); Chairman (since 2005) of Metropolitan Paper Recycling, Inc. (recycling); Chairman (since 1999) of Harbor BioSciences, Inc. (biotechnology)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Chairman of Bion Environmental Technologies (technology); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

The Gabelli Multimedia Trust Inc.

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:

Bruce N. Alpert President Age: 62	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Andrea R. Mango Secretary Age: 41	Since November 2013	Counsel of Gabelli Funds, LLC; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company 2011-2013; Vice President and Counsel of Deutsche Bank 2006-2011

Agnes Mullady Treasurer Age: 55	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

Richard J. Walz Chief Compliance Officer Age: 54	Since November 2013	Chief Compliance Officer of the registered investment companies in the Gabelli/ GAMCO Funds Complex; Chief Compliance Officer of AEGON USA

Carter W. Austin Vice President and Ombudsman Age: 47	Since 2010	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Funds Complex; Vice President of Gabelli Funds, LLC since 1996

Laurissa M. Martire Vice President and Ombudsman Age: 37	Since 2004	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Funds Complex; Assistant Vice President of GAMCO Investors, Inc. since 2003

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

*	- Term expires at the Fund’s 2014 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	- Term expires at the Fund’s 2015 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***	- Term expires at the Fund’s 2016 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
[3]

“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[4]	Represents holders of the Fund’s Preferred Stock.
[5]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[6]	Directors who are not interested persons are considered “Independent” Directors.

THE GABELLI MULTIMEDIA TRUST INC.

INCOME TAX INFORMATION (Unaudited)

December 31, 2013

Cash Dividends and Distributions

	Payable Date	Record Date	Total Amount Paid Per Share	Ordinary Investment Income	Long Term Capital Gains	Dividend Reinvestment Price
Common Stock
	03/21/13	03/14/13	$0.20000	$0.03440	$0.16560	$ 8.85040
	06/21/13	06/14/13	0.20000	0.03440	0.16560	8.91000
	09/23/13	09/16/13	0.20000	0.03440	0.16560	9.90920
	12/19/13	12/13/13	0.32000	0.05504	0.26496	11.05800

			$0.92000	$0.15824	$0.76176
6.000% Series B Cumulative Preferred Stock
	03/26/13	03/19/13	$0.37500	$0.06450	$0.31050
	06/26/13	06/19/13	0.37500	0.06450	0.31050
	09/26/13	09/19/13	0.37500	0.06450	0.31050
	12/26/13	12/18/13	0.37500	0.06450	0.31050

			$1.50000	$0.25800	$1.24200

Series C Auction Rate Cumulative Preferred Stock

Auction Rate Preferred Stock pay dividends weekly based on the maximum rate.

A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in your 2013 tax returns. Ordinary income distributions include net investment income and realized net short term capital gains, if any. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV. The long term gain distributions for the year ended December 31, 2013 were $14,910,963 or the maximum allowable.

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

The Fund paid to 6.000% Series B Cumulative Preferred shareholders a total of $1.50 per share in 2013. The Fund paid weekly distributions to Series C Auction Rate Cumulative Preferred shareholders at varying rates throughout the year, including an ordinary income dividend totaling $31.00 per share in 2013. For the year ended December 31, 2013, 100% of the ordinary dividend qualified for the dividends received deduction available to corporations, 100% of the ordinary income distribution was deemed qualified dividend income, and 0.12% of the ordinary income distribution was qualified interest income. The percentage of ordinary income dividends paid by the Fund during 2013 derived from U.S. Treasury securities was 0.04%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2013. The percentage of U.S. Government securities held as of December 31,2013 was 3.01%.

THE GABELLI MULTIMEDIA TRUST INC.

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2013

Historical Distribution Summary

	Investment Income(a)	Short Term Capital Gains(a)	Long Term Capital Gains	Non-Taxable Return of Capital	Total Distributions(b)	Adjustment to Cost Basis(c)
Common Shares
2013	$ 0.05193	$ 0.10631	$ 0.76176	—	$ 0.92000	—
2012	0.07460	0.07484	—	$ 0.65056	0.80000	$ 0.65056
2011(d)	—	0.24320	—	0.62680	0.87000	0.62680
2010	—	0.05670	—	0.54330	0.60000	0.54330
2009	—	—	—	—	—	—
2008	—	—	—	0.57000	0.57000	0.57000
2007	0.07790	0.26410	0.40800	—	0.75000	—
2006	0.23073	0.01224	0.38703	—	0.63000	—
2005	0.12450	0.00800	0.46750	—	0.60000	—
2004	—	—	—	—	—	—
2003	—	—	—	—	—	—
2002	—	—	—	—	—	—
2001	0.00580	0.01060	0.04360	—	0.06000	—
2000(e)	0.16300	0.20880	1.20320	—	1.57500	—
1999	—	1.28340	2.33660	—	3.62000	—
1998	—	0.19950	0.60050	—	0.80000	—
1997	0.00580	0.26820	0.57600	—	0.85000	—
1996	0.01030	0.07900	0.28570	—	0.37500	—
1995(f)	0.07880	0.15290	0.01830	—	0.25000	—
1994	0.03050	0.00100	0.00140	0.01710	0.05000	0.01710
6.000% Series B Cumulative Preferred Stock
2013	$ 0.08480	$ 0.17320	$ 1.24200	—	$ 1.50000	—
2012	0.74880	0.75120	—	—	1.50000	—
2011	—	1.50000	—	—	1.50000	—
2010	—	1.50000	—	—	1.50000	—
2009	0.40680	—	—	$ 1.09320	1.50000	$ 1.09320
2008	1.24360	—	—	0.25640	1.50000	0.25640
2007	0.15560	0.52840	0.81600	—	1.50000	—
2006	0.54940	0.02930	0.91230	—	1.50000	—
2005	0.31120	0.02000	1.16880	—	1.50000	—
2004	0.41320	0.28440	0.80240	—	1.50000	—
2003	—	—	1.10420	—	1.10420	—
Series C Auction Rate Cumulative Preferred Stock
2013	$ 1.74961	$ 3.58224	$ 25.66814	—	$ 31.00000
2012	18.59116	18.65884	—	—	37.25000	—
2011	—	37.21000	—	—	37.21000	—
2010	—	66.47000	—	—	66.47000	—
2009	19.14269	—	—	$ 51.45731	70.60000	$ 51.45731
2008	628.35200	—	—	129.44800	757.80000	129.44800
2007	140.12030	475.50103	734.35867	—	1,349.98000	—
2006	447.80000	23.74500	751.09500	—	1,222.64000	—
2005	172.40170	11.08530	647.73300	—	831.22000	—
2004	103.27300	71.04640	200.52090	—	374.87000	—
2003	—	—	227.06000	—	227.06000	—

(a)	Taxable as ordinary income.
(b)	Total amounts may differ due to rounding.
(c)	Decrease in cost basis.
(d)	On March 29, 2011, the Fund also distributed Rights equivalent to $0.76 per common share based upon full subscription of all issued shares.
(e)	On June 19, 2000, the Fund also distributed Rights equivalent to $1.46 per common share based upon full subscription of all issued shares.
(f)	On August 11, 1995, the Fund also distributed Rights equivalent to $0.46 per common share based upon full subscription of all issued shares.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of The Gabelli Multimedia Trust Inc. (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder, you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

The Gabelli Multimedia Trust Inc.

c/o Computershare

P.O. Box 30170

College Station, TX 77842-3170

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact Computershare at (800) 336-6983.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name, your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 30170, College Station, TX 77842-3170 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

THE GABELLI MULTIMEDIA TRUST INC.

AND YOUR PERSONAL PRIVACY

Who are we?

The Gabelli Multimedia Trust Inc. (the “Fund”) is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

This page was intentionally left blank.

THE GABELLI MULTIMEDIA TRUST INC.

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. that he founded in 1977 and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA with honors from Columbia Business School.

Lawrence J. Haverty, Jr., CFA, joined GAMCO Investors, Inc. in 2005 and currently is a portfolio manager of Gabelli Funds, LLC and the Fund. Mr. Haverty was previously a managing director for consumer discretionary research at State Street Research, the Boston based subsidiary of Metropolitan Life Insurance Company. He holds a BS from the Wharton School and a MA from the Graduate School of Arts and Sciences at the University of Pennsylvania where he was a Ford Foundation Fellow.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGGTX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI MULTIMEDIA TRUST INC.

One Corporate Center

Rye, New York 10580-1422

t   800-GABELLI (800-422-3554)

f   914-921-5118

e   info@gabelli.com

    GABELLI.COM

DIRECTORS

Mario J. Gabelli, CFA

Chairman & Chief

Executive Officer,

GAMCO Investors, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security

Assurance Holdings Ltd.

Frank J. Fahrenkopf, Jr.

Former President &

Chief Executive Officer,

American Gaming Association

Christopher J. Marangi

Senior Vice President,

G.research, Inc.

Kuni Nakamura

President,

Advanced Polymer, Inc.

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus,

Pace University

Werner J. Roeder, MD

Medical Director,

Lawrence Hospital

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

Andrea R. Mango

Secretary

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

Carter W. Austin

Vice President & Ombudsman

Laurissa M. Martire

Vice President & Ombudsman

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

State Street Bank and

Trust Company

COUNSEL

Paul Hastings LLP

TRANSFER AGENT AND

REGISTRAR

Computershare Trust Company, N.A.

GGT Q4/2013

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $38,867 for 2012 and $40,616 for 2013.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $7,500 for 2012 and $7,500 for 2013. Audit-related fees represent services provided in the preparation of Preferred Shares Reports.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,625 for 2012 and $3,770 for 2013. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2012 and $0 for 2013.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2012 and $0 for 2013.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

The registrant has a separately designated audit committee consisting of the following members: Anthony R. Pustorino, Werner J. Roeder and Salvatore J. Zizza.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

The Voting of Proxies on Behalf of Clients

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service (“ISS”), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the

1

recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will

2

provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III.	Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

-Operations

-Legal Department

3

-Proxy Department

-Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.	Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how an account voted its proxies upon request.

A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

[Adviser name]

Attn: Proxy Voting Department

One Corporate Center

Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V.	Voting Procedures

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

•

Shareholder Vote Authorization Forms (“VAFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”) VAFs must be voted through the issuing institution causing a time lag. Broadridge is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a

4

proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Records have been maintained on the Proxy Edge system. The system is backed up regularly.

Proxy Edge records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How GAMCO voted for the client on each issue

5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6. Shareholder Vote Authorization Forms issued by Broadridge are always sent directly to a specific individual at Broadridge.

7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

•	VAFs can be faxed to Broadridge up until the time of the meeting. This is followed up by mailing the original form.

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at Broadridge:

The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to Broadridge. Broadridge issues individual legal proxies and

5

sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b)   The legal proxies are given to the person attending the meeting along with the following supplemental material:

•	A limited Power of Attorney appointing the attendee an Adviser representative.
•

A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must “qualify” the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

•	A sample ERISA and Individual contract.
•	A sample of the annual authorization to vote proxies form.
•	A copy of our most recent Schedule 13D filing (if applicable).

6

Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

GENERAL POLICY STATEMENT

It is the policy of GAMCO Investors, Inc. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

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BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•	Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes

•	Qualifications
•	Nominating committee in place
•	Number of outside directors on the board
•	Attendance at meetings
•	Overall performance

SELECTION OF AUDITORS

In general, we support the Board of Directors’ recommendation for auditors.

BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look

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at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

•	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

•	Amount of stock currently authorized but not yet issued or reserved for stock option plans
•	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

CONFIDENTIAL BALLOT

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

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CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

EQUAL ACCESS TO THE PROXY

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

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We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Note: Congress has imposed a tax on any parachute that is more than three times the executive’s average annual compensation.

ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

LIMIT SHAREHOLDERS’ RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.

CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

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As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

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OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

•	State of Incorporation
•	Management history of responsiveness to shareholders
•	Other mitigating factors

POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

•	Dilution of voting power or earnings per share by more than 10%
•	Kind of stock to be awarded, to whom, when and how much
•	Method of payment

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•	Amount of stock already authorized but not yet issued under existing stock option plans

SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

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Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGERS

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. that he founded in 1977 and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Lawrence J. Haverty, Jr., CFA, is associate portfolio manager of The Gabelli Multimedia Trust, Inc. since 2005. Prior to 2005 Mr. Haverty was a managing director for consumer discretionary research at State Street Research, the Boston-based subsidiary of Metropolitan Life Insurance Company.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA with honors from Columbia Business School.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by the portfolio managers and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2013. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
1. Mario J. Gabelli	Registered Investment Companies:	26	25.7B	7	5.1B
	Other Pooled Investment Vehicles:	15	555.2M	13	547.2M
	Other Accounts:	1,694	18.5B	21	2.3B

2. Lawrence J. Haverty, Jr.	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	3	3.8M	0	0

3. Christopher J. Marangi	Registered Investment Companies:	5	8.7M	2	4.2B
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	286	1.2B	2	20.4M

POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. Because the portfolio managers manage many accounts, they may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote all of their attention to the management of only a few accounts.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If the portfolio managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other portfolio managers of the Adviser, and their affiliates.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli’s indirect majority ownership interest in G.research, Inc., he may have an incentive to use G.research to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES. At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some of the accounts for which they exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio managers may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more of their accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that they manage. If the structure of the Adviser’s management fee or the portfolio manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio managers may be motivated to favor certain accounts over others. The portfolio managers also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser, or its affiliates have investment interests. In Mr. Gabelli’s case, the Adviser’s compensation and expenses for the Fund are marginally greater as a percentage of assets than for certain other accounts and are less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee based accounts than with on-performance based accounts. In addition, he has investment interests in several of the funds managed by the Adviser and its affiliates.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Trust. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Trust. Five closed-end registered investment companies (including this Trust) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components.

One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

COMPENSATION STRUCTURE FOR PORTFOLIO MANAGERS OF THE ADVISER OTHER THAN MARIO GABELLI

The compensation of the Portfolio Managers for the Fund is structure to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of restricted stock, and incentive-based variable compensation based on a percentage of net revenue received by the Adviser for managing a Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the respective Portfolio Manager’s compensation) allocable to the respective Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Mario J. Gabelli, Lawrence J. Haverty, Jr., and Christopher J. Marangi each owned over $1,000,000, $100,001-500,000 and $1- $10,000, respectively, of shares of the Trust as of December 31, 2013.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1	Common – N/A	Common – N/A	Common – N/A	Common – 18,072,908
07/01/13
through
07/31/13	Preferred Series B – N/A	Preferred Series B – N/A	Preferred Series B – N/A	Preferred Series B – 791,014
Month #2	Common – N/A	Common – N/A	Common – N/A	Common – 18,072,908
08/01/13
through				Preferred Series B – 791,014
08/31/13	Preferred Series B – N/A	Preferred Series B – N/A	Preferred Series B – N/A
Month #3	Common – N/A	Common – N/A	Common – N/A	Common – 18,072,908
09/01/13
through				Preferred Series B – 791,014
09/30/13	Preferred Series B – N/A	Preferred Series B – N/A	Preferred Series B – N/A
Month #4	Common – N/A	Common – N/A	Common – N/A	Common – 18,072,908
10/01/13
through				Preferred Series B – 791,014
10/31/13	Preferred Series B – N/A	Preferred Series B – N/A	Preferred Series B – N/A
Month #5	Common – N/A	Common – N/A	Common – N/A	Common – 18,072,908
11/01/13
through				Preferred Series B – 791,014
11/30/13	Preferred Series B – N/A	Preferred Series B – N/A	Preferred Series B – N/A
Month #6	Common – N/A	Common – N/A	Common – N/A	Common – 18,127,328
12/01/13
through				Preferred Series B – 791,014
12/31/13	Preferred Series B – N/A	Preferred Series B – N/A	Preferred Series B – N/A
Total	Common – N/A	Common – N/A	Common – N/A	N/A

	Preferred Series B – N/A	Preferred Series B – N/A	Preferred Series B – N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.
b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 5% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.
c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Multimedia Trust Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/10/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/10/2014

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	3/10/2014

* Print the name and title of each signing officer under his or her signature.